SECURITIES AND EXCHANGE COMMISSION
				WASHINGTON, D.C.  20549

				       FORM 8-K

				     CURRENT REPORT

			 Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934)

Date of Report (Date of earliest event reported): March 15, 2000

                ES&L Bancorp, Inc._
(Exact name of registrant as specified in its charter)

       Delaware                 0-18782           16-1387158
State or other jurisdiction     Commission      (I.R.S. employer
    of incorporation)           (file no.)      indentification #)


   300 West Water Street, Elmira, New York        14901
(Address of principal executive offices)        (Zip Code)


Registrant's telephone no. including zip code: 607 733-5533


        Not Applicable
(Former name or former address, if changed since last report)


Item 5.  Other Events

        On March 15, 2000, Brilie Corporation, a subsidiary of the Registrant, announced that it had entered into a Mortgage Banking Partnership Agreement with a large real estate brokerage in Elmira, New York. The partnership will become operational immediately upon receipt of all required regulatory approvals. The new partnership will operate separate from the Registrant, its subsidiary, Elmira Savings & Loan, F.A., (the Bank) and the Bank's existing mortgage banking subsidiary. For more information, reference is made to the enclosed press release, dated March 15, 2000, which is attached hereto as Exhibit 99.3, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

	Exhibits

99.3 Press Release, dated March 15, 2000.

					SIGNATURES

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                ES&L BANCORP, INC.

DATE:  MARCH 15, 2000       BY ____________________
                                WILLIAM A. McKENZIE
                                PRESIDENT